UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 24, 2017

Atlas Air Worldwide Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-16545	13-4146982
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2000 Westchester Avenue, Purchase, New York		10577
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-701-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) At the 2017 Annual Meeting of Shareholders of Atlas Air Worldwide Holdings, Inc. (“AAWW” or the “Company”) held on May 24, 2017, AAWW’s shareholders approved an amendment to the Atlas Air Worldwide Holdings, Inc. 2016 Incentive Plan (the “Plan”) to increase by 125,000 shares the total number of shares of AAWW Common Stock that may be issued pursuant to awards under the Plan. The amendment is described in greater detail in the Company’s Proxy Statement for the 2017 Annual Meeting of Shareholders of AAWW (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 18, 2017. The descriptions of the Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the actual terms of the Plan, as amended, which are set forth in Exhibit B to the Proxy Statement.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) & (b) On May 24, 2017, the Company held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”) at the Company’s principal executive offices in Purchase, New York. The final results of the shareholder vote on the five proposals brought before the Annual Meeting were as follows:

(1) All nominees for Director were incumbents and were elected to serve until the 2018 Annual Meeting of Shareholders or until their successors are elected and qualified. The following table sets forth the voting results with respect to each nominee:

				Broker
Nominee	Votes For	Votes Against	Abstentions	Non-Votes
Robert F. Agnew	22,278,643	386,834	1,744	1,289,169
Timothy J. Bernlohr	21,655,438	1,009,727	2,056	1,289,169
Charles F. Bolden, Jr.	22,475,740	176,831	14,650	1,289,169
William J. Flynn	22,485,545	180,036	1,640	1,289,169
James S. Gilmore III	13,292,807	9,372,770	1,644	1,289,169
Bobby J. Griffin	16,022,935	6,629,224	15,062	1,289,169
Carol B. Hallett	12,709,816	9,955,761	1,644	1,289,169
Frederick McCorkle	13,253,381	9,412,096	1,744	1,289,169
Duncan J. McNabb	21,722,089	943,388	1,744	1,289,169
John K. Wulff	22,191,931	473,334	1,956	1,289,169

(2) The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified with the following votes:

Votes For	Votes Against	Abstentions

23,098,379	857,577	434

(3) In a non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement prepared in connection with the Annual Meeting, the Company’s shareholders voted as follows:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
7,337,012	14,993,404	336,805	1,289,169

(4) The shareholders voted, on a nonbinding advisory basis, to hold future advisory votes to approve the compensation of the Company’s named executive officers as follows:

Every Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes
17,327,110	26,692	5,310,799	2,620	1,289,169

(5) An amendment to the Atlas Air Worldwide Holdings, Inc. 2016 Incentive Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such Plan by 125,000 shares was approved with the following votes:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
16,777,662	5,552,020	337,539	1,289,169

(d) Based on the results set forth in Item (b)(4) above, and consistent with the Board’s recommendation, the Board of Directors has determined that advisory votes on executive compensation will be submitted to shareholders on an annual basis until the next required vote on the frequency of such votes.

Item 8.01 Other Events

At a meeting of the Company’s Board of Directors held on May 24, 2017, Robert F. Agnew was elected nonexecutive Chairman of the Board of Directors, replacing Frederick McCorkle, who held this position from May 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

May 26, 2017	By:	/s/ Adam R. Kokas

Name: Adam R. Kokas
Title: Executive Vice President, General Counsel, Secretary and Chief Human Resources Officer